Exhibit G.1.a.vi. Other information required to be included as an attachment pursuant to Commission rules and regulations

Item C.3.b.ii and C.3.b.iii (for ETFs with less than 1 year of performance)

The Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Funds”) have not operated for a full year as of the end of the Reporting Period. The Registrant has provided annualized tracking difference and tracking error metrics in response to the Items above. Please note that the annualized metrics for the Funds do not reflect an actual full year of operation. The actual tracking difference and tracking error metrics may vary significantly from the annualized metrics stated above.